SAL TRUST PREFERRED FUND I

                                  ANNUAL REPORT

                                DECEMBER 31, 1999

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                                Table Of Contents

Letter From the Chairman                                                       1

Portfolio Summary                                                              2

Performance of The Fund                                                        2

Portfolio Holdings                                                             3

Report of Independent Public Accountants                                       4

Trustees, Officers and Service Providers                                      15

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                            Letter From the Chairman

Dear Shareholder,

I am pleased to enclose this annual report of SAL Trust Preferred Fund I (the "Fund") for the year ending December 31, 1999.

The Fund completed its public offering in September 1999 and purchased its existing holdings simultaneously therewith. The Fund owns three trust preferred issues, as more fully described in the footnotes to the financial statements, which pay dividends equal to 9 3/4%. In addition, the issuers of these securities are required to reimburse the reasonable and customary expenses of the Fund. During the 1999 fiscal year the Fund received $483,663 in dividends, earned $909 in interest, incurred $27,013 in expenses, which were reimbursed by the issuers, and distributed $483,663 to our shareholders. The net asset value of the Fund as of December 31, 1999 was $25 per share as reported by our auditors in the attached statement.

We thank you for your interest in SAL Trust Preferred Fund I. If you have any questions regarding your ownership in this Fund feel free to call me at 205-949-3535 or write to me at SAL Trust Preferred Fund I, 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209.

Sincerely,


/s/ James S. Holbrook, Jr.

James S. Holbrook, Jr.
Chairman


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                           Portfolio Summary 12-31-99

Net Asset Value per Share                                             $    25.00

Market Price per Share                                                $    24.75

Distributions per Share
        10-1-99 through 12-31-99                                      $ 0.609375

                             Performance of The Fund

The Fund generated a total return of 2.44% (actual) on NAV for the period October 1, 1999 through December 31, 1999, 1.44% (actual) at market price.

The Fund paid a quarterly dividend of $0.609375 per share providing a dividend yield of 9.848% (annualized) based on market price, and 9.75% (annualized) based on NAV at year-end.


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                           Portfolio Holdings 12-31-99

  Shares       Description                                    Cost
  ------       -----------                                    ----

 264,568       Central Community Capital                     $ 6,614,200
               Statutory Trust 9.75%
               Preferred Securities

 264,568       FirstBancorp Capital                          $ 6,614,200
               Statutory Trust 9.75%
               Preferred Securities

 264,568       First Southern Bancorp Capital                $ 6,614,200
               Statutory Trust 9.75%
               Preferred Securities

     909       Federated Prime Obligation Fund                       909
                                                             -----------

                                           Total Portfolio   $19,843,509


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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of SAL Trust Preferred Fund I:

We have audited the accompanying statement of net assets of SAL TRUST PREFERRED FUND I (the "Fund", a Delaware business trust) as of December 31, 1999 and the related statements of operations, changes in net assets, and financial highlights for the period September 30, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of SAL Trust Preferred Fund I as of December 31, 1999, the results of its operations, the changes in its net assets, and


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financial highlights for the period presented in conformity with generally accepted accounting principles.

Birmingham, Alabama
February 18, 2000


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                           SAL TRUST PREFERRED FUND I

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1999

                                                                        Fair
                                                    Shares              Value
                                                    ------              -----
INVESTMENTS IN SECURITIES:
Central Community Capital Statutory                264,568           $ 6,614,200
        Trust 9.75% Preferred Securities
FirstBancorp Statutory                             264,568             6,614,200
        Trust 9.75% Preferred Securities
First Southern Bancorp Statutory                   264,568             6,614,200
        Trust 9.75% Preferred Securities
                                                ----------           -----------
               Total investments in securities     793,704            19,842,600
               (cost $19,842,600)

CASH                                                                       2,409

PREPAID INSURANCE                                                         30,000
                                                                     -----------
        Total assets                                                  19,875,009

OTHER LIABILITIES                                                         31,500

                                                                     -----------
NET ASSETS                                                           $19,843,509
                                                                     ===========

NET ASSET VALUE PER SHARE                                                 $25.00
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.


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                           SAL TRUST PREFERRED FUND I

                             STATEMENT OF OPERATIONS

                     FOR THE PERIOD FROM SEPTEMBER 30, 1999

                          (COMMENCEMENT OF OPERATIONS)

                              TO DECEMBER 31, 1999

INVESTMENT INCOME:
        Dividends                                                       $483,663
        Interest                                                             909
                                                                        --------
           Investment income                                             484,572

EXPENSES:
        Insurance expense                                                 10,000
        Professional services                                              6,284
        Management fees                                                    4,961
        Custodian fees                                                     3,969
        Transfer fees                                                      1,799
                                                                        --------
           Total expenses                                                 27,013

Less:
        Expenses reimbursed by Bank
        Holding Companies                                                 27,013
                                                                        --------
           Net expenses                                                        0

NET INCREASE IN NET ASSETS                                              $484,572
RESULTING FROM OPERATIONS                                               ========

   The accompanying notes are an integral part of these financial statements.


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                           SAL TRUST PREFERRED FUND I

                       STATEMENT OF CHANGES IN NET ASSETS

                     FOR THE PERIOD FROM SEPTEMBER 30, 1999

                          (COMMENCEMENT OF OPERATIONS)

                              TO DECEMBER 31, 1999

INCREASE IN NET ASSETS
FROM OPERATIONS:
        Investment income                                          $    484,572
                                                                   ------------
           Net increase in net assets
           resulting from operations                                    484,572

DISTRIBUTION TO SHAREHOLDERS FROM:
        Investment income                                              (483,663)

CAPITAL SHARE TRANSACTIONS                                           19,742,600
                                                                   ------------
           Total increase                                            19,743,509

NET ASSETS AT BEGINNING OF PERIOD                                       100,000
                                                                   ------------
NET ASSETS AT END OF PERIOD                                        $ 19,843,509
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


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                           SAL TRUST PREFERRED FUND I

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

1.    ORGANIZATION AND RISK FACTORS

      SAL Trust Preferred Fund I (the "Fund") was formed as a Delaware business trust under an Agreement and Declaration of Trust dated July 24, 1999 and registered as a closed-end, nondiversified management investment company. On August 19, 1999, the Fund received a $100,000 seed capital contribution from Sterne Agee Asset Management, Inc., the Fund's investment manager, in exchange for 4,000 shares of beneficial interest at $25.00 per share.

      The Fund issued 789,704 shares of beneficial interest at $25.00 per share through several underwriters in an initial public offering (the "Offering") without any sales load or underwriting discounts payable by investors or the Fund. Fund shares are fully paid and nonassessable, and have no preemptive or conversion rights or rights to cumulative voting.

      The Fund invested substantially all of its assets in 9.75% cumulative trust preferred securities (the "Preferred Securities") issued in approximately equal amounts by three statutory trusts (the "Bank Trusts"), controlled respectively, by three bank holding companies (FirstBancorp, Inc.--Naples, Florida; First Southern Bancorp, Inc.--Boca Raton, Florida; and Central Community Corporation--Temple, Texas), (the "Bank Holding Companies"). The assets of each statutory trust consist solely of subordinated debentures and payments thereunder. The Bank Holding Companies' limited geographic market area, and the nature of the commercial banking industry itself, creates concentration risk. Certain economic development in either the industry or the Banks' market areas could adversely impact the underlying securities.


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      Each Bank Holding Company made, through a preferred securities guarantee, a limited and subordinated guarantee (the "Guarantee"), of the Preferred Securities issued by its respective Bank Trust in which the Fund invested. Each Bank Holding Company guarantees under its Guarantee (i) the payment of the Preferred Securities' distributions; and (ii) the full payment of principal upon liquidation or redemption of the Preferred Securities issued by its respective Bank Trust, in each case, to the extent the Bank Trust has legally available funds on hand at such time. Each Guarantee is also subordinated and junior in right of payment to each Bank Holding Company's debt and other obligations that are senior to its obligations under the Guarantee (which senior obligations constitute substantially all of the debt and other obligations of each Bank Holding Company). Accordingly, in the event of a default under its Guarantee, no Bank Holding Company will be required to make payment under its Guarantee to the Fund unless its senior obligations are paid first, and then only to the extent of the amount of funds held by the Bank Trust for payment to the Fund, if any.

      While the Fund's investment objective is to seek a high level of current income for long-term investors, there can be no assurance that the Fund will attain its investment objective.

2.    SUMMARY OF ACCOUNTING POLICIES

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements.

      Basis of Presentation

      The Fund maintains its records and presents its financial statements on the accrual basis.


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      Security Valuation

      Investments are carried at amounts representing estimates of fair values using methods determined in good faith by the trustees.

      Prepaid Insurance

      At December 31, 1999, prepaid insurance includes mutual fund professional liability insurance with premiums of $40,000 expiring August 24, 2000. The Fund received $40,000 as reimbursement from the Bank Holding Companies. The unamortized amount is included in other liabilities in the accompanying statement of net assets. The insurance premium is amortized over the policy period with an offset to reimbursed expenses

      Federal Income Taxes

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      Other

      The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

      Reimbursed Expenses

      The Bank Holding Companies will reimburse, on a pro rata basis, all of the Fund's annual operating expenses, up to an aggregate maximum of $185,000 per year, which amount will increase annually in accordance with increases in the Consumer Price Index ("CPI"). Any expenses in excess of $185,000, as adjusted by the CPI, will be paid by the Fund. Each Bank Holding Company's obligation to pay such


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      expenses continues so long as the Preferred Securities are held by the
      Fund.

3.    RESTRICTED SECURITIES

      The Preferred Securities and Guarantees are not registered with the Securities and Exchange Commission but were issued in various private transactions. The Fund purchased each of the Preferred Securities and the Guarantees from the Bank Trusts and the Bank Holding Companies, respectively, in three separate private transactions pursuant to three separate Trust Preferred Purchase Agreements. Consequently, the Preferred Securities and Guarantees will be restricted securities for which there can be no public market for at least two years and for which, thereafter, no public market is expected to ever develop.

4.    DISTRIBUTIONS TO SHAREHOLDERS

      On December 10, 1999, a distribution of $483,663 was declared from investment income of the Fund earned during the period September 30, 1999 to December 31, 1999. The dividend was paid on December 31, 1999 to shareholders of record on December 20, 1999.

5.    CAPITAL SHARE TRANSACTIONS

      The Fund sold 789,704 shares during the period ended December 31, 1999 amounting to $19,742,600. Underwriting expenses associated with the issuance amounted to approximately $272,000 and were reimbursed by the Bank Holding Companies.

6.    INVESTMENT TRANSACTIONS

      Purchases of investment securities amounted to $19,842,600 representing investments in the Preferred Securities of the Bank Trusts. There was no unrealized appreciation (depreciation) on investments or accumulated undistributed net realized gain (loss) on investment transactions for the period September 30, 1999 to December 31, 1999.


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7.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

      The Fund's investment manager, Sterne Agee Asset Management, Inc., will receive an annual fee, payable on a quarterly basis, in a maximum amount equal to .10% of the Fund's average quarterly net asset value. The Trust Company of Sterne, Agee & Leach, Inc. performs the Fund's custodian and portfolio accounting services, as well as serves as the Fund's dividend paying agent. In return for these services, the Fund will pay an annual fee, payable on a quarterly basis, amounting to .08% of the Fund's quarterly net asset value. For the period ended December 31, 1999, investment advisory fees and custodian fees amounted to $4,961 and $3,969, respectively. Certain directors of the Fund are also directors of the investment manager and Fund custodian.


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                           SAL TRUST PREFERRED FUND I

                        SCHEDULE OF FINANCIAL HIGHLIGHTS

                     FOR THE PERIOD FROM SEPTEMBER 30, 1999

                          (COMMENCEMENT OF OPERATIONS)

                              TO DECEMBER 31, 1999

Net asset value, beginning of period                                    $25.00
Increase from investment operations:
        Investment income                                                  .61
                                                                        ------
        Net increase from investment operations                           0.61
Distributions to shareholders:
        Investment income                                                 (.61)
                                                                        ------
Net increase in net asset value                                           0.00
                                                                        ------
Net asset value, end of period                                          $25.00
                                                                        ======

Market value, end of period                                             $24.75
Total return                                                              2.44%
Ratio of net expenses to average net assets                               0.00%
Ratio of net investment income to average net assets                      2.46%
Portfolio turnover rate                                                   0.00%
Ratio assuming no reduction for reimbursed expenses:
        Net expenses                                                      0.14%
        Net investment income                                             2.32%

             The accompanying notes to the financial statements are
                       an integral part of this schedule.


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                    Trustees, Officers and Service Providers

Trustees and Officers

        James S. Holbrook, Jr.      Chairman of the Board of
                                       Trustees and President
        James A. Taylor, Sr.        Trustee
        Robert M. Couch             Trustee
        F. Eugene Woodham           Treasurer and Secretary

Investment Adviser

        Sterne Agee Asset Management, Inc.

Custodian

        The Trust Company of Sterne, Agee & Leach, Inc.

Independent Public Accountants

        Arthur Andersen LLP

Legal Counsel

        Morgan, Lewis & Bockius LLP

Transfer Agent

        Continental Stock Transfer & Trust Company


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